SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-LILLIAN VERNON CORP.

          GEMINI CAPITAL MANAGEMENT LTD.

                                 2/23/98            5,500            18.1568
          GABELLI FUNDS, INC.
               THE GABELLI VALUE FUND,INC.
                                 2/02/98            6,000            17.2021
                                 1/21/98            4,000            16.8000
               THE GABELLI SMALL CAP GROWTH FUND
                                 1/27/98            6,000            17.0292
                                 1/22/98            4,000            16.7792
               THE GABELLI EQUITY TRUST,INC.
                                 3/16/98           12,000            17.8313
                                 2/10/98            3,000            17.6604
               THE GABELLI ASSET FUND
                                 3/16/98           20,000            17.3444
               THE GABELLI ABC FUND
                                 2/10/98            3,000            17.6604
                                 1/22/98            2,000            16.7792
          GAMCO INVESTORS, INC.
                                 3/13/98            5,000            17.0000
                                 3/02/98            2,000            17.3656
                                 2/10/98            2,000            17.6250
                                 1/20/98            3,000            16.7500
                                 3/16/98            1,500            17.1250
                                 3/11/98            3,000            16.9917
                                 3/10/98            3,000            16.8750
                                 3/05/98            1,000            16.8750
                                 2/10/98            3,000            17.6250
                                 1/30/98            2,700            16.8750
                                 1/29/98              300            16.8750
                                 1/22/98              500            16.8750
                                 1/20/98            2,000            16.7500



          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE AMERICAN STOCK EXCHANGE.


          (2) PRICE EXCLUDES COMMISSION.